UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017 (June 9, 2017)

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.                          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Amendment and Restatement of Commitment Letters

As previously disclosed, on December 19, 2016, Fred’s, Inc. (the “Company”) entered into a commitment letter with respect to a senior secured asset-based loan facility (the “ABL Commitment Letter”), and a commitment letter with respect to a term loan facility (the “Term Loan Commitment Letter”); and on January 18, 2017, the Company entered into an amended and restated ABL Commitment Letter (the “Amended and Restated ABL Commitment Letter”), which replaced and superseded the ABL Commitment Letter.  The Amended and Restated ABL Commitment Letter and the Term Loan Commitment Letter reflect lenders’ prior commitments with respect to debt financing to be utilized in connection with funding the Company’s proposed acquisition of 865 stores, certain intellectual property and certain other tangible assets of Rite Aid Corporation (“Rite Aid”).

On June 9, 2017, the Company entered into a second amended and restated commitment letter with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Regions Bank, Regions Capital Markets, a Division of Regions Bank, and Citizens Bank, N.A. (the “Second Amended and Restated ABL Commitment Letter”), which replaced and superseded the Amended and Restated ABL Commitment Letter.  Among other things, the Second Amended and Restated ABL Commitment Letter: (i) increases the committed financing contemplated thereunder by $450 million, from $1.2 billion to $1.65 billion, (ii) extends the initial outside commitment date to July 31, 2017 and permits the Company to further extend the outside commitment date to October 31, 2017; (iii) provides for a senior secured asset-based term loan secured by certain acquired intellectual property; and (iv) permits certain real estate financings and sale-leaseback transactions.

On June 9, 2017, the Company entered into an amended and restated commitment letter with MLPFS, TPG Specialty Lending Inc. and certain of its affiliated funds, certain affiliated funds of Birch Grove Capital LP, Crystal Financial LLC, Gordon Brothers Finance Company, LLC, Pathlight Capital LLC, Silver Point Specialty Credit Fund, L.P., Tennenbaum Capital Partners, LLC, Great American Capital Partners, LLC, certain affiliated funds of Apollo Global Management, certain affiliated funds of Cerberus Business Finance LLC, KKR Credit Advisors US LLC and certain of its affiliates, managed funds and accounts, and White Oak Asset Finance (the "Amended and Restated Term Loan Commitment Letter"), which replaced and superseded the Term Loan Commitment Letter. Among other things, the Amended and Restated Term Loan Commitment Letter: (i) increases the committed financing contemplated thereunder by $100 million, from $450 million to $550 million; (ii) extends the initial outside commitment date to July 31, 2017 and permits the Company to further extend the outside commitment date to October 31, 2017; and (iii) permits certain real estate financings and sale-leaseback transactions.

                Financing made available under the Second Amended and Restated ABL Commitment Letter and the Amended and Restated Term Loan Commitment Letter will be used to fund the Company’s proposed acquisition from Rite Aid of assets, including up to 1,200 retail stores, certain intellectual property, corporate infrastructure and distribution centers.

The foregoing descriptions of the Second Amended and Restated ABL Commitment Letter and the Amended and Restated Term Loan Commitment Letter do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Second Amended and Restated ABL Commitment Letter and the Amended and Restated Term Loan Commitment Letter, each of which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) as exhibits to the Company’s next periodic report.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the transactions (collectively, the “Transaction”) contemplated by that certain Asset Purchase Agreement, dated December 19, 2016, by and among the Company, AFAE, LLC, Rite Aid and Walgreens Boots Alliance, Inc. (the “Asset Purchase Agreement”), the debt commitment letters executed in connection with the Transaction, and all other statements herein and therein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the Transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; (ii) the failure to satisfy the closing conditions set forth in the Asset Purchase Agreement, including receiving the Federal Trade Commission’s approval; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Transaction; and (iv) the effect of the announcement of the Transaction on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s public filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and the Company’s subsequently filed periodic reports, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date: June 12, 2017	By:	/s/ Rick J. Hans
	Name:	Rick J. Hans
	Title:	Executive Vice President, Chief Financial Officer and Secretary